UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CORTEVA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CORTEVA, INC. 2024 Annual Meeting Vote by April 25, 2024 11:59 PM ET CORTEVA, INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 974 CENTRE ROAD, BUILDING 735 WILMINGTON, DE 19805 V31614-P06312-Z87022 You invested in CORTEVA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 26, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and April 26, 2024 8:00 AM Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CTVA2024 *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of the 13 directors named in the Proxy Statement.	
	Nominees:	
1a.	Lamberto Andreotti	For
1b.	Klaus A. Engel	For
1c.	David C. Everitt	For
1d.	Janet P. Giesselman	For
1e.	Karen H. Grimes	For
1f.	Michael O. Johanns	For
1g.	Rebecca B. Liebert	For
1h.	Marcos M. Lutz	For
1i.	Charles V. Magro	For
1j.	Nayaki R. Nayyar	For
1k.	Gregory R. Page	For
1l.	Kerry J. Preete	For
1m.	Patrick J. Ward	For
2.	Advisory resolution to approve executive compensation of the Company's named executive officers.	For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2024.	For
4.	Approve an amendment to Corteva's Certificate of Incorporation to provide for the exculpation of certain of our officers as permitted by Delaware Law.	For
5.	Transaction of any other business as may properly come before the 2024 Meeting.	

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